EXHIBIT 99.3

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CSI
CHARMING SHOPPES, INC.

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Our Business
Dorrit Bern - Chairman, CEO and President
Joe Baron - Chief Operating Officer and EVP
February 5, 2008

CSI CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

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>

The Economy and Our Business
>

How Charming Shoppes is Reacting
>

Streamlining Our Operations
>

Stores and 2008 Capital Plans
>

Fashion Retail Group
>

Our Goals for 2008
Today’s Agenda

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to:  the failure to effectively implement the Company’s plan for consolidation of the Catherines Plus Sizes brand and a new organizational structure, the failure to generate a positive response to the Company’s new Lane Bryant catalog and Lane Bryant credit card program, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to successfully implement the Company's expansion of Cacique through new store formats, the failure of changes in management to achieve improvement in the Company’s competitive position, the failure to successfully implement the Company's integration of operations of, and the business plan for, Crosstown Traders, Inc., adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the
Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 2007 and other Company filings with the Securities and Exchange Commission.
Charming Shoppes assumes no duty to update or revise its forward- looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

The Economy and Our
Business

The Realities
•

Recession?
>

Whether the economists believe we are or are not in a
   recession, our customer believes we are and has changed her buying behavior
•

Gasoline Costs are projected to reach $3.50/gallon by this
    Spring
•

The Credit Crunch continues
•

The Retail Apparel Industry
>

Consumers are viewing apparel purchases as discretionary
>

Nearly every apparel retailer has announced difficult
   performance and/or measures to address this environment

Source:  FactSet Research Systems Inc. as of January 17, 2006,
First Call estimates, public news sources and SEC filings.

CHARMING SHOPPES, INC.

25%
0
(25)
(50)
(75)
(1%)
(5%)
(11%)
(26%)
(35%)
(42%)
(44%)
(48%)
(54%)
(56%)
(64%)
(72%)
Abercrombie & Fitch
Buckle
Gap
American Eagle
Cato
Limited Brands
Ann Taylor
Dress Barn
Charming Shoppes
Pacific Sunwear
New York & Co
Talbots

STOCK PRICE PERFORMANCE SINCE JULY 1, 2007

Source:  FactSet Research Systems Inc. as of January 17, 2008
First Call estimates, public news sources and SEC filings.
(a) Reflects comparable store sales for the nine weeks ended January 5, 2008.
2006A - 2007E
EBITDA Margin ∆:
  (0.2%)           2.0%                0.7%            (1.1%)           (2.8%)         (2.2%)           (1.6%)          (1.4%)           (4.0%)            (2.2%)         (3.2%)          (4.7%)
Dec. 2007
Same Store Sales
  (2.0%)          18.7%             (6.0%)           (2.0%)           (8.0%)         (8.0%)           (9.4%)             NA               (7.0%)           (2.8%)         (3.5%)             NA
(a)
(a)
•

Most apparel retailers have experienced a significant
decline in share price since July 2007, with negative
same store sales impacting margins
Recent Stock Price and Operating Performance
of Selected Retailers

Retailers Are Taking Action
•

Ann Taylor
•

JC Penney
•

Eddie Bauer
•

Pacific Sunwear
•

Sears
•

Talbots
•

Home Depot

How Charming Shoppes Is
Reacting

How Charming Shoppes Is
Reacting
•

These are difficult but necessary actions we
   need to take in these challenging times.
•

We are:
>

Not back-filling a number of open positions
>

Minimizing layoffs
>

Cutting back on capital projects
>

Decreasing operating expenses
>

Closing unprofitable stores

2002
•

Actions taken in 2002…
>

Closing of underperforming stores
>

Focus on core businesses
>

Manage expenses
>

Manage inventory

2008
•

Actions taken in 2008…
>

Closing of underperforming stores
>

Focus on core businesses
>

Manage expenses
>

Manage inventory

CSI CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

Dow

1d 5d 10d 1m 3m 6m YTD 1yr 3yr 5yr 10yr Max

Print chart

Price history - CHRS (4/1/2002 - 4/1/2003)

4/1/2002
7/1/2002
10/1/2002
1/1/2003
4/1/2003
11
10
9
8
7
6
5
4
3
2
Charming Shoppers Ord Shs

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Our stock price decreased to a low of
$2.76 in early 2003, following
disappointing sales trends…

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

1d 5d 10d 1m 3m 6m YTD 1yr 3yr 5yr 10yr Max
Print chart
Price history - CHRS (4/1/2004 - 4/1/2006)
4/1/2004 7/1/2004 10/1/2004 1/3/2005 4/1/2005 7/1/2005 10/3/2005 1/2/2006 4/3/2006
16 15 14 13 12 11 10 9 8 7 6
Charming Shoppers Ord Shs

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…and rebounded strongly, to $15, when
our sales trends improved.

Stores and
2008 Capital Plans

Stores and 2008 Capital Plans
•

We announced this morning the closing of
    approximately 150 stores, including about 100
    Fashion Bug Stores, 40 at Lane Bryant and 10
    at Catherines
•

We will be closing the Petite Sophisticate
    full-line retail stores
•

We have decreased our 2008 Capital budget
    by over $40 million, primarily through a
    reduced store expansion plan

The Fashion Retail Group
•

Joe Baron will be our interim leader of
    the FRG
•

24 Catherines associates will join us in
   Bensalem on 2/18/08; 6 more will join us
   on 3/17/08
•

Our Memphis facility will close on 3/31/08

2008 Goals

2008 Goals
•

Successful relocation of Catherines to
   Bensalem
•

Formation of the Fashion Retail Group
•

Comp store sales improvements
•

Stabilization of margins through an integrated
   and innovative marketing approach
•

Return to sustainable profit levels

CSI
CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES PETITE SOPHISTICATE Crosstown Traders, Inc.

multi brand
multi channel
CHARMING SHOPPES, INC.

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